Exhibit 10.61

FOURTH AMENDMENT TO PURCHASE AND SALE CONTRACT

            This Fourth Amendment to Purchase and Sale Contract (this “ Amendment”) is made as of June 24, 2009, between CONCAP VILLAGE GREEN ASSOCIATES, LTD. (“ Seller”) and PMF ENTERPRISES CF INC. (“Purchaser”).

W I T N E S S E T H:

            WHEREAS, Seller and Purchaser entered into a Purchase and Sale Contract dated as of March 20, 2009 (as amended by (i) that certain First Amendment to Purchase and Sale Contract, dated April 29, 2009, (ii) that certain Second Amendment to Purchase and Sale Contract, dated May 27, 2009 and (iii) that certain Third Amendment to Purchase and Sale Contract, dated June 10, 2009, collectively, the “ Agreement”) with respect to the sale of certain property known as Village Green Apartments and located in Seminole County, Florida, as described in the Agreement; and

            WHEREAS, Seller and Purchaser desire to amend the Agreement on the terms set forth herein.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sum of $10.00 and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.      Capitalized Terms.     Capitalized terms used in this Amendment shall have the meanings given to them in the Agreement, except as expressly otherwise defined herein.

2.      Loan Assumption Approval Period.  The Loan Assumption Approval Period, set forth in Section 4.5.9 of the Agreement, is hereby extended to July 1, 2009.

3.      Miscellaneous.           This Amendment (a)  supersedes all prior oral or written communications and agreement between or among the parties with respect to the subject matter hereof, and (b) may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute a single instrument and may be delivered by facsimile transmission, and any such facsimile transmitted Amendment shall have the same force and effect, and be as binding, as if original signatures had been delivered.  As modified hereby, all the terms of the Agreement are hereby ratified and confirmed and shall continue in full force and effect.

[Signature Page to Follow]

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year hereinabove written.

Seller:

CONCAP VILLAGE GREEN ASSOCIATES, LTD., a Texas limited partnership

By:  CCP/III VILLAGE GREEN GP, INC., a South Carolina corporation, its general partner

By:  /s/Brian J. Bornhorst

Name:  Brian J. Bornhorst

Title:  Vice President

Purchaser:

PMF ENTERPRISES CF, INC.,
a Florida corporation

By:  /s/Jerry Weston

Name:  Jerry Weston
Title:  President